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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  May 24, 2000
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                Date of Report (Date of Earliest event reported):

                        Envision Development Corporation
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             (Exact name of registrant as specified in its charter)

                Florida            001-15311              65-0981457
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                State of        Commission File           IRS Employer
            Incorporation             Number          Identification No.

               4 Mount Royal Avenue, Marlboro, Massachusetts 01752
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                     Address of principal executive offices

                                 (508) 481-8303
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               Registrant's telephone number, including area code

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          (Former name or former address, if changed since last report)






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Item 5.     Other Events.

             On May 24, 2000, Envision Development Corporation (the "Envision") received notice of a complaint filed by Biz2Net Corporation ("Biz2Net") in the Superior Court, County of Worcester, Commonwealth of Massachusetts, naming Envision, certain of its officers, directors and others, as defendants.

             In its complaint, Biz2Net, among other things, sought injunctive relief and damages based on its allegations that certain of the defendants hired former Biz2Net personnel in violation of contracts, misappropriated Biz2Net's business plan and other proprietary and confidential information and took corporate opportunities away from Biz2Net.

             On May 31, 2000, a hearing was held in the Worcester County Superior Court, and the Judge denied the Plaintiff's request for injunctive relief.

             Furthermore, Envision believes that the allegations are without merit and will vigorously defend this action.

                                   SIGNATURES

            Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 2nd day of June, 2000.

            ENVISION DEVELOPMENT CORPORATION

            By: /s/ MICHAEL E. AMIDEO
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            Michael E. Amideo
            Chief Financial Officer